UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 29, 2009

STEELCASE INC.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	1-13873 (Commission File Number)	38-0819050 (IRS employer identification number)

901 44th Street SE Grand Rapids, Michigan (Address of principal executive offices)	49508 (Zip code)
Registrant’s telephone number, including area code: (616) 247-2710
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          (e) On January 29, 2009, the Company’s Board of Directors and the Compensation Committee of the Board of Directors approved management-recommended decreases in the annual base salary of the Company’s President and Chief Executive Officer and each of the other executive officers of the Company who were named in the Summary Compensation Table of the Company’s Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on May 14, 2008. The changes will take effect on March 2, 2009 for a period of one year and are as follows:
•	The annual salary of James P. Hackett, President and Chief Executive Officer, will decrease 12%, from $900,000 to $792,000;

•	The annual salary of David C. Sylvester, Vice President and Chief Financial Officer, will decrease 10%, from $380,000 to $342,000;

•	The annual salary of James P. Keane, President, Steelcase Group, will decrease 10%, from $479,000 to $431,100.

•	The annual salary of Frank H. Merlotti, Jr., President, Coalesse, will decrease 10%, from $465,000 to $418,500.

•	The annual salary of Mark A. Baker, Senior Vice President, Global Operations Officer, will decrease 10%, from $437,000 to $393,300.

ITEM 7.01.	Regulation FD Disclosure.
          On January 29, 2009, the Company’s Board of Directors approved a 15% decrease in the annual board retainer of the Board Chair and the other non-employee members of the Company’s Board of Directors. These changes will take effect on March 1, 2009 for a period of one year and are as follows:
•	The annual retainer for the Board Chair will decrease from $150,000 to $127,500; and

•	The annual board retainer for the other non-employee directors will decrease from $80,000 to $68,000.
          On February 2, 2009, the Company issued a press release announcing certain cost-reduction actions being taken by the Company. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
          The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

ITEM 9.01	Financial Statements and Exhibits.
          (d) EXHIBITS.

Exhibit
Number	Description

99.1	Press Release of Steelcase Inc. dated February 2, 2009

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steelcase Inc.
Date: February 2, 2009
/S/ DAVID C. SYLVESTER
David C. Sylvester
Vice President and Chief Financial Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Steelcase Inc. dated February 2, 2009